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                                                                   EXHIBIT 10.31

                                      NOTE

     NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM.

No.                               US $ 500,000
    --------------

                            FINANCIAL INTRANET, INC.

                          8% NOTE DUE OCTOBER 20, 1999

        THIS Note is one of a duly authorized issue of up to $500,000 of FINANCIAL INTRANET, INC., a corporation organized and existing under the laws of the State of Nevada (the "Company") designated as its 8% Convertible Notes.

         FOR VALUE RECEIVED, the Company promises to pay to GARTH LLC, the registered holder hereof (the "Holder"), the principal sum of Five Hundred Thousand and 00/100 Dollars (US $500,000) on October 20, 1999 and to pay interest on the principal sum outstanding from time to time in arrears on October 20, 1999 (the "Maturity Date"), at the rate of 8% per annum accruing from the date of initial issuance of this Note (the "Issue Date"). Accrual of interest shall commence on the first such business day to occur after the date hereof and shall continue until payment in full of the principal sum has been made or duly provided for. In the event of a default hereunder, the principal of, and interest on, this Note are payable at the option of the Holder, in Common Shares of the Company, $.001 par value per share ("Common Stock") as set forth below, or in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest upon this Note on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Note as of the tenth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Note Register. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such check plus any amounts so deducted.

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         This Note is subject to the following additional provisions:

         1. The Notes are issuable in denominations of Ten Thousand Dollars (US$10,000) and integral multiples thereof, provided that the number of shares to be issued upon conversion is a minimum of 30,000 (unless if at the time of election to convert the number of shares of Common Stock issuable upon conversion is less than 30,000). The Notes are exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

         2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

         3. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Note, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         4. A. Upon the occurrence of an Event of Default, the Holder of this
Note is entitled, (i) first, against the collateral which shall be valued at Conversion Rate, and then (ii) Company issues additional shares of stock with registration rights at conversion, to convert the principal amount of this Note and accrued interest, provided that the number of shares to be issued upon conversion is a minimum of 30,000 (unless if at the time of election to convert the number of shares of Common Stock issuable upon conversion is less than 30,000), then the whole amount thereof) into shares of Common Stock of the Company at a conversion price for each share of Common Stock ("Conversion Rate") equal to the lower of (i) seventy-five percent (75%) of the average Market Price (as defined below) for the five (5) trading days immediately preceding the Conversion Date (as defined below) or (ii) $.50. Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default, the Company is entitled to satisfy its obligations with respect to the principal amount of the Note, and all accrued interest thereon, demanded to be paid by the Holder through the issuance to the Holder of shares of its Common Stock at the Conversion Rate, provided such shares of Common Stock have been registered under the Securities Act of 1933 in accordance with the terms if the Registration Rights Agreement between the Holder

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and the Company dated as of the date thereof and such Registration Statement is in full force and effect.

                  B. Conversion shall be effectuated by surrendering the Notes to be converted to the Company, with the form of conversion notice and Notice of Default attached hereto as Exhibit A, executed by the Holder of the Note evidencing such Holder's intention to convert this Note or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the Issue Date to the date of conversion shall, at the option of the Company, be paid in cash or Common Stock upon conversion at the Conversion Rate. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes the conversion notice ("Notice of Conversion"), substantially in the form annexed hereto as Exhibit A, duly executed, to the Company, provided that the Holder shall deliver to the Company the original of such Notice of Conversion and the original Notes being converted within five (5) business days thereafter (and if not so delivered with such time, the Conversion Date shall be the date on which the Notice of Conversion and the original Notes being converted are received by the Company). Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number 914-643-5059; ATTN: Mr. Michael Sheppard. Certificates representing Common Stock upon conversion will be delivered within five (5) business days from the date the Notice of Default with the original
Note is delivered to the Company's transfer agent or the Company.

                  C. For purposes of this Agreement, the "Market Price" shall be the average closing bid price of the Common Stock as reported, at the option of the Holder, by Bloomberg, LP or by the National Association of Securities Dealers or the closing bid price on the over-the-counter market for the date or period indicated or, if no such period of time is indicated, for the five (5) trading days immediately preceding the relevant Conversion Date.

         5. Subject to the terms of the Bridge Loan Financing Agreement dated July , 1999 (the "Agreement"), between the Company and the Holder (or the Holder's predecessor in interest), no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct obligation of the Company.

         6. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

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         7. The Holder of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

         8. This Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

         11. The following shall constitute an "Event of Default":

               a. The Company shall default in the payment of principal or interest on this Note and same shall continue for a period of five (5) days; or

               b. Any of the representations or warranties made by the Company herein, in the Agreement, the Registration Rights Agreement or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Note or the Agreement shall be false or misleading in any material respect at the time made; or

               c. The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Note and when required by this Note or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer on any certificate or any shares of Common Stock issued to the Holder upon conversion of this Note as and when required by this Note, the Agreement or the Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days.

               d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of any Note (as defined in the Agreement, which term includes this Note) and such

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                    failure shall continue uncured for a period of thirty (30)
                    days after written notice from the Holder of such failure;
                    or

               e. The Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under the Agreement or the Registration Rights Agreement and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

               f. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

               g. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within ninety (90) days after such appointment; or

               h. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within ninety (90) days thereafter; or

               i. Any money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Thousand ($200,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of ninety (90) days or in any event later than five
                    (5) days prior to the date of any proposed sale thereunder;
                    or

               j. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within ninety
                    (90) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

               k. The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading for in excess of two trading days.

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Then, or at any time thereafter, and in each and every such case, unless such
Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider the Redemption Amount of this Note immediately due and payable within five (5) days of notice, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

         12. Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

         13. The obligation of the Company for payment of principal, interest and all other sums hereunder, in the event of a default and failure of the Company to perform hereunder, is guaranteed by Michael Sheppard, Barry Stein and Maura Marx (each a "Guarantor"). The obligations of Guarantors hereunder is joint and several and are secured by the pledge of certain shares of the Company's Common Stock owned beneficially by such Guarantors (the "Collateral Shares") under the terms and conditions of a Stock Pledge Agreement, by reference made a part of the terms of this Debenture. The security interest of the Holder as to the Collateral Shares is perfected by a delivery of such shares to Holder or an escrow agent, as mutually agreed by the Company and Holder pursuant to the terms of the Pledge Agreement.

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         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: July 20, 1999

                                               FINANCIAL INTRANET, INC.

                                               By: /s/Michael Sheppard
                                               -----------------------
                                                   Michael Sheppard
                                                     (Print Name)
                                                       President
                                                        (Title)

GUARANTORS

/s/Michael Sheppard
-------------------
MICHAEL SHEPPARD

/s/Barry Stein
-------------------
BARRY STEIN

/s/Maura Marx
-------------------
MAURA MARX

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